Exhibit 99.1

Exhibit 99.1

THE WENDY’S COMPANY

ICR XChange Investor Conference January 16, 2013

The Wendy’s Company

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.

Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on January 16, 2013 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.

In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on January 16, 2013 and posted on www.aboutwendys.com.

The Wendy’s Company 2

CHIEF EXECUTIVE OFFICER

2012 Preliminary Financial Summary

2012 2011

Adjusted EBITDA* $333.3 mil vs. $ 331.1 mil

Adjusted EBITDA Q4* $ 95.9 mil vs. $ 80.9 mil

Adjusted EPS* $ 0.16 vs. $ 0.15

SSS Year 1.6% vs. 2.0%

SSS Q4 (0.2)% vs. 5.1%

Doubled Quarterly Dividend Rate in Q4 2012: $0.04 per share

*See reconciliation of Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix.

The Wendy’s Company 4

2012

Positioning for Growth

Clarity of Direction and Action

“A Cut Above” Strategic Growth Drivers Recipe to Win

5

The Wendy’s Company

“A CUT ABOVE”

6

WENDY’S LONG -T ERM STRATEGIC GROWTH DRIVERS

Restaurant Ownership Shareholder

Optimization

Value-Enhancing

Financial Management Initiatives

Global Growth

Restaurant Utilization

& Daypart Expansion Core Organic

New Restaurant Development Growth

Strategies

Image / Experience Activation

North America Same- toreStore Sales Growth

7

The Wendy’s Company

RECIPE TO WIN

PEOPLE 5-Star Talent

PRICE New QSR Quality at QSR Price

PRODUCT Play a different game. Superior

perceived quality, competitive price.

PROMOTION Strategically driven, tactically brilliant

PLACE The complete brand experience

PERFORMANCE Keeping the brand promise

The Wendy’s Company 8

2012

Positioning for Growth

Clarity of Direction and Action

”A Cut Above”

Growth Drivers

Recipe to Win

Image Activation…Great Progress

The Wendy’s Company 9

2012 Image Activation

66 restaurants completed Reimages averaging +25% sales

2012

Positioning for Growth

Clarity of Direction and Action

”A Cut Above”

Growth Drivers

Recipe to Win

Image Activation…Great Progress

Initiated Comprehensive Brand Reimage

The Wendy’s Company 11

2012

Positioning for Growth

Clarity of Direction and Action

”A Cut Above”

Growth Drivers

Recipe to Win

Image Activation…Great Progress Initiated Comprehensive Brand Reimage

Building 5-Star Talent Base

The Wendy’s Company 12

5-Star Talent

Greatest Source of Differentiation

The Wendy’s Company 13

2012

Positioning for Growth

Clarity of Direction and Action

“A Cut Above”

Growth Drivers

Recipe to Win

Image Activation…Great Progress

Initiated Comprehensive Brand Reimage

Building 5-Star Talent Base

Discontinue breakfast at certain restaurants …

$14.6	million charge 14

The Wendy’s Company

2013

Brand, Sales & Profit Growth

Solid North America Growth Outlook

SSS 2% to 3%

New Restaurant Development: 120 to 130 (system)

Image Activation: 200 reimages (system)

Image Activation to be standard in

Franchise New Builds, Renewals,

Remodels and Transfers

Estimates based on Company’s current outlook The Wendy’s Company

2013

Brand, Sales & Profit Growth

Solid North America Growth Outlook

SSS 2% to 3%

New Restaurant Development: 120 to 130 (system)

Image Activation: 200 reimages (system)

Image Activation to be standard in Franchise New Builds, Renewals,

Remodels and Transfers

Image Activation Tier II and III expansion

The Wendy’s Company

2013: Image Activation Accelerating

Tier II Tier III

2013 Outlook: 30 to 35 company reimages 20 to 25 company reimages

Investment: $510 to 550K $375K

Estimates based on Company’s current outlook; Excludes maintenance and other costs The Wendy’s Company

2013

Brand, Sales & Profit Growth

Solid North America Growth Outlook

SSS 2% to 3%

New Restaurant Development: 120 to 130 (system)

Image Activation: 200 reimages (system)

Image Activation to be standard in Franchise New Builds, Renewals,

Remodels and Transfers

Image Activation Tier II and III expansion

Stronger High/Low Marketing Balance

The Wendy’s Company

Determined to Re-Capture High/Low Balance

Premium Products Value Menu

High Low 19

The Wendy’s Company

2013

Brand, Sales & Profit Growth

Solid North America Growth Outlook

SSS 2% to 3%

New Restaurant Development: 120 to 130 (system)

Image Activation: 200 reimages (system)

Image Activation to be standard in Franchise New Builds, Renewals,

Remodels and Transfers

Image Activation Tier II and III expansion

Stronger High/Low Marketing Balance

More compelling Message, Media and Creative

The Wendy’s Company

Grow Transactions & Sales

MESSAGE MEDIA CREATIVE

National Spend Strategically Driven,

Stepped Up in 2013 Tactically Brilliant

New Digital Agency 21

2013

Brand, Sales & Profit Growth

Solid North America Growth Outlook

SSS 2% to 3%

New Restaurant Development: 120 to 130 (system)

Image Activation: 200 reimages (system)

Image Activation to be standard in Franchise New Builds, Renewals,

Remodels and Transfers

Image Activation Tier II and III expansion

Stronger High/Low Marketing Balance

More compelling Message, Media and Creative

Brand Transformation More Visible

The Wendy’s Company

A Total Brand Transformation

anchise Contempor Fresh Contempor Image &Stylish Updated ry Activ Pac ry Uniforms Brand kaging Menuboar tion—Logo Graphics Macon, ds G The Wendy’s Company 23

Market/Competitive Environment

QSR Traffic: +0.5% to 1.0%

QSR Traffic Share: 78.2% and growing

Share of Stomach … C-Stores, Grocery, New QSR and

Traditional QSR

Promotional Impact Strong … Short Term Influence

Relevant Brand Differentiation … Strong Big Brand

Still Key Long Term

The Wendy’s Company

2013: Growth – The Imperative

Clear Vision

Conviction on How to Get There

Great Franchise Partners…Existing and New

Strong Financial Position and Flexibility

The Wendy’s Company

STEVE HARE

CHIEF FINANCIAL OFFICER

Wendy’s Q4 2012 Highlights

October—November November—December

North America

Same-Store Sales

1-Year 2-Year

Company-Operated -0.2% 4.9%

Franchise -0.6% 3.6%

Company

Restaurant Margin

Q4 2012 15.9%

Q4 2011 15.0%

The Wendy’s Company

Q4 2012 Preliminary Financial Summary

(Unaudited) Better/

($ in millions except per share amounts)

Q4 2012 Q4 2011 (Worse)

Sales $ 554.0 $ 538.5 $ 15.5

Franchise revenues 75.9 76.5 (0.6)

Total revenues $ 629.9 $ 615.0 $ 14.9

growth rate 2.4%

Adjusted EBITDA from continuing operations* $ 95.9 $ 80.9 $ 15.0

Adjusted EPS $ 0.08 $ 0.04 $ 0.04

*See reconciliation of Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix. The Wendy’s Company

Wendy’s 2012 Highlights

2012 North America

Same-Store Sales

1-Year 2-Year

Company-Operated 1.6% 3.7%

Franchise 1.6% 3.4%

2012 Company

Restaurant Margin

2012 14.0%

2011 14.0%

The Wendy’s Company

2012 Preliminary Financial Summary

(Unaudited) Better/

($ in millions except per share amounts)

2012 2011 (Worse)

Sales $ 2,198.3 $ 2,126.6 $ 71.7

Franchise revenues 306.9 304.8 2.1

Total revenues $ 2,505.2 $ 2,431.4 $ 73.8

growth rate 3.0%

Adjusted EBITDA from continuing operations* $ 333.3 $ 331.1 $ 2.2

Adjusted EPS $ 0.16 $ 0.15 $ 0.01

*See reconciliation of Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix. The Wendy’s Company

2013 Outlook

SSS +2% to 3%

Traffic and check growth from core business: new products, marketing, operations

Image Activation benefit, offset by fewer breakfast restaurants

Commodities +90 to 120 bps

Increases in beef and chicken, partially offset by cost-savings initiatives

Company-Operated Restaurant Margin +20 to 50 bps

Sales leverage, Image Activation impact, discontinuation of breakfast at certain restaurants and cost savings initiatives

Adjusted EBITDA $350 to 360 million, +5% to 8% vs. 2012

Adjusted EPS $0.18 to $0.20, +13% to 25% vs. 2012

Estimates based on Company’s current outlook The Wendy’s Company

Factors Affecting 2013 Outlook vs. 2012

2013: Higher Adjusted EBITDA growth in Q1, lower growth in Q4

2012 SSS and Adjusted EBITDA*

Q1 Q2 Q3 Q4 2012

SSS 0.8% 3.2% 2.7% -0.2% 1.6%

Adj. EBITDA* $63.9 $89.1 $84.5 $95.9 $333.3

Unusually soft results in Q1 2012, but expect Q1 2013 Adjusted EBITDA more in line with historical trends

Expect the majority of $10 million franchise Image Activation incentive will impact Q4 2013 G&A expense

*See reconciliation of Q4 2012 and 2012 Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix. The Wendy’s Company

2013 Image Activation Outlook

Image Activation Quarterly Reopenings Company Image Activation Plan

Q1 Q2 Q3 Q4 2013

Co. 6 35 37 22 100

Fran. 100

Total 200

Estimates based on Company’s current outlook The Wendy’s Company

2013 New Restaurant Development

Expect 120 to 130 New System Restaurants in 2013

2013 New Restaurants

Company Franchise Global

2013 Expected Closures N.A. Company: 5 to 10 N.A. Franchise: 90 to 100 Global: 15 to 20

Note: new restaurant numbers represent the midpoint of the expected range; Estimates based on Company’s current outlook

The Wendy’s Company

Image Activation Multi-Year Growth Plan

Image Activation Progress by Year-End 2015: 40

50% of Company restaurants 25

1	out of 5 of the Wendy’s System restaurants 40

25

Fr. New 300

Co. New 200

40

Fr. Reimage 25

Co. Reimage 100

45 200 200

69 16 100

20 48

2011 10 2012 2013 2014 2015

Cumulative 10 76 301 766 1,331

IA Restaurants

Note: New Company restaurants were Image Activation building design beginning in 2012; 2 of 45 new Franchise restaurants were

Image Activation in 2012. Estimates based on Company’s current outlook The Wendy’s Company

2013 Capital Expenditures

Restaurant Equipment & Maintenance $40

Product Dev./Equipment Upgrades/Other 20

Technology/POS 40

2012

Base Cap Ex 100 Cap Ex

New Restaurants 50 approx.

Reimages 95 $200 mil

Image Activation Cap Ex 145

Total Projected Cap Ex $245 36

Estimates based on Company’s current outlook The Wendy’s Company

Free Cash Flow &

Balance Sheet Flexibility

Core Growth Priority Accelerating Investment in Image Activation: Expect $440 to $500 million 2013 to 2015

Return Capital to Shareholders

100% increase in quarterly dividend rate effective Q4 2012

$100 million share repurchase program authorized through 12/29/13

Estimates based on Company’s current outlook

The Wendy’s Company 37

2013 and Long-Term Earnings Outlook

2013

Adjusted EBITDA: $350 to $360 million

Adjusted EPS: $0.18 to $0.20

Long-Term

Estimates based on Company’s current outlook

Average annual Adjusted EBITDA and Adjusted EPS growth rates in high-single-digit to low-double-digit range

The Wendy’s Company 38

Breakout Sessions

Splash 12

8:50 am 2:25 pm

APPENDIX

Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income Attributable to The Wendy’s Company

The Wendy’s Company

Reconciliation of Adjusted Income and Adjusted Earnings Per Share from Continuing Operations to Net Income and Earnings Per Share Attributable to The Wendy’s Company

The Wendy’s Company 42